UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2015

LeMaitre Vascular, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33092

Delaware	04-2825458
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

63 Second Avenue

Burlington, MA 01803

(Address of principal executive offices, including zip code)

781-221-2266

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 23, 2015, the Audit Committee of the Board of Directors of LeMaitre Vascular, Inc. (the “Company”) approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and the dismissal of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm. The Company notified EY of its dismissal on March 24, 2015 and engaged Grant Thornton effective March 23, 2015.

EY’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2014 and December 31, 2013 and through the date of this report, there were no disagreements between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of EY would have caused EY to make reference to the subject matter thereof in connection with their reports. During the two most recent fiscal years and through the date of this report, there have been no “reportable events” (as defined in Regulation S-K, Item 304(a)(1)(v)).

During the Company’s two most recent fiscal years and through the date of this report, the Company did not consult with Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Company provided a copy of this report to EY and requested EY to furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of EY’s letter, dated March 26, 2015, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

  The following exhibits are furnished or filed as part of this Report, as applicable:

(d) Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeMaitre Vascular, Inc.

Date: March 27, 2015	By:	Joseph P. Pellegrino, Jr.
/s/ JOSEPH P. PELLEGRINO, JR.
Joseph P. Pellegrino, Jr. Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP.